EXHIBIT 99.8

THIRD QUARTER 2003 EARNINGS REVIEW OCTOBER 16, 2003

THIRD QUARTER 2003 SUMMARY Earnings per share of $0.15 from continuing operations excluding special items -- $(0.01) from net income Compared with guidance, earnings improvement reflected: Strong cost performance Record Ford Credit results International Operations showed continued improvement since a year ago Additional restructuring actions in Europe announced Introduced new Ford C-Max North America Introduced new Ford F-150 Pickup, Ford Freestar and Mercury Monterey Minivans Continued strong revenue per unit performance Successful completion of new UAW agreement Strong automotive cash position maintained at $26.9 billion SLIDE1

Earnings Per Share Net Income $(0.01) $0.17 $0.68 $1.15 Continuing Opns. - Excl. Special Items 0.15 -- 0.83 -- Net Income (Mils.) $(25) $301 $1,288 $2,138 Continuing Opns. - Incl. Special Items 237 481 1,561 1,266 Pre-Tax Profit (Mils.) Incl. Special Items $423 $469 $2,478 $1,548 Excl. Special Items 479 -- 2,534 -- Revenue (Bils.) Total Sales and Revenue $36.9 $(2.5) $118.4 $(2.6) Automotive Sales 30.3 (2.1) 98.7 (1.0) Vehicle Unit Sales (000) 1,410 (246) 4,844 (341) Automotive Cash, Marketable and Loaned Securities and VEBA* Assets (Bils.) Gross** $26.9 $1.2 $26.9 $1.6 *** Net of Senior Debt 11.8 (0.1) 11.8 (0.1)*** Operating-Related Cash Flows Before Tax Refunds** (2.4) -- (0.1) -- THIRD QUARTER RESULTS 2003 B / (W) 2002 Third Quarter 2003 B / (W) 2002 Year to Date * Voluntary Employee Beneficiary Association (VEBA) Trust used to pre-fund certain employee benefit obligations ** See Slide 17 for calculation and Appendix (pages 13 and 14 of 14) for reconciliation to GAAP *** Compared with 12/31/2002 SLIDE 2

Consolidation of Joint Ventures $ 17 $ 0 Deconsolidation of Trust Preferred (95) 0 Securities Cumulative Effect of Change in N/A (264) Accounting Principle Total Effect of FIN46 Adoption $(78) $ (264) Memo: EPS Impact of Change in Accounting Principle $(0.14) Effect on Other Measures: Cash (Bils.) $ 0.3 Senior Debt (Bils.) (0.8) Cash Net of Senior Debt (Bils.) $ (0.5) Subordinated Debt (Bils.) $ (5.8) EFFECT OF ADOPTION OF FIN46 ON THIRD QUARTER AUTOMOTIVE RESULTS Pre-Tax Profit (Mils.) Net Income (Mils.) SLIDE 3

INCOME FROM CONTINUING OPERATIONS EXCLUDING SPECIAL ITEMS COMPARED TO NET INCOME Memo: Auto. Pre-Tax Profit (Mils.) Earnings Per Share Memo: Auto. Pre-Tax Profit (Mils.) Third Quarter Year to Date Earnings Per Share Income from Continuing Operations Excluding Special Items $0.15 $(553) $0.83 $109 Special Items - European Restructuring (0.02) (56) (0.02) (56) Income from Continuing Operations $0.13 $(609) $0.81 $ 53 Cum. Effect of Change in Accounting Principle (0.14) (0.13) Discontinued Operations * (* ) Net Income $(0.01) $0.68 * Less than $0.01 SLIDE 4

TOTAL COMPANY THIRD QUARTER 2003 PROFIT / (LOSS) Memo: B / (W) 2002 $469 $9 $460 * Incl. Special Items W'wide Auto Fin Svcs 2Q 423 -609 1032 Total Automotive Financial Services $(609) Pre-Tax Profits by Sector (Mils.)* $1,032 $423 SLIDE 5

2003 THIRD QUARTER PRE-TAX PROFIT COMPARED WITH 2002 THIRD QUARTER 2002 2003 Volume Revenue Cost Other Fin Svcs. -0.619 -0.609 -1.2 -0.1 0.8 0.5 0.5 0.3 Automotive Pre-Tax Profit (Bils.)* $(0.1) $(1.2) 2002 3rd Qtr. Net Pricing Cost Performance $0.8 Volume / Mix $(0.6) Other $0.5 2003 3rd Qtr. * Incl. Special Items $(0.6) SLIDE 6

AUTOMOTIVE SECTOR THIRD QUARTER 2003 PROFIT / (LOSS) w'wide n. a. intl other 1995 MARKET PROFITS -609 -116 -494 1 Worldwide $(609) Pre-Tax Profits by Segment (Mils.)* $(116) $(494) North America International Other Automotive Memo: B / (W) 2002 $9 $(707) $220 $496 * Incl. Special Items $1 SLIDE 7

AUTOMOTIVE SECTOR -- NORTH AMERICA SEGMENT THIRD QUARTER KEY METRICS -- 2003 vs. 2002 2002 2003 Revenue 21.3 17.9 2003 2002 $17.9 $21.3 Revenue (Bils.) 2002 2003 Vehicle Unit Sales 998 783 2003 2002 783 998 Vehicle Unit Sales (000) 2002 2003 PBT 591 -116 $591 2003 2002 Pre-Tax Profit (Mils.) $(116) Memo: Mkt. Share 20.1% 18.6% SLIDE 8

NORTH AMERICA -- REVENUE CONTINUES TO IMPROVE 2002 2003 2002 2003 Ford 21322 22252 20915 21660 Disciplined Focus on Incentives Planned Reduction in Daily Rental Units Discontinued Low-Margin Vehicles Strong F-Series and SUV Sales New Options and Features 2002 2003 2002 2003 Drivers Third Quarter First Nine Months $930 $700 * Excluding the effect of FIN46 Revenue* (Per Unit) SLIDE 9

AUTOMOTIVE SECTOR -- INTERNATIONAL SEGMENT THIRD QUARTER 2003 PROFIT / (LOSS) int'l europe s.a. ap pag other PBT -494 -452 -26 1 -22 5 International $(494) Pre-Tax Profits by Operation (Mils.)* $(452) $(22) Europe Asia Pacific South America Other $1 $(26) Memo: B / (W) 2002 $220 $(206) $217 $50 $138 $21 * Incl. Special Items $5 P.A.G. SLIDE 10

AUTOMOTIVE SECTOR - INTERNATIONAL SEGMENT - EUROPE THIRD QUARTER KEY METRICS -- 2003 vs. 2002 1st Qtr 2nd Qtr East 4.4 4.7 2003 2002 $4.7 $4.4 Revenue (Bils.) 2002 2003 East 341 313 2003 2002 313 341 Vehicle Unit Sales (000) 1st Qtr 2nd Qtr East -246 -396 -452 $(246) $(452) 2003 (Excl. Special Items) 2002 Pre-Tax Profit (Mils.) $(396) 2003 (Incl. Special Items) Memo: Mkt. Share 8.6% 8.6% SLIDE 11

EUROPE RESTRUCTURING ACTIONS Third Quarter 2003 U.K. Salaried Personnel Reductions 500 $(56) Fourth Quarter 2003 and First Half 2004 Removal of 3rd Shift at Genk Germany Salaried Personnel Reductions 6,200 (550) - (600) Other Manufacturing Efficiencies Total Restructuring Actions 6,700 $(600) - $(650) Personnel Reductions Pre-Tax Charge (Mils.) SLIDE 12

TREND OF 2003 RESULTS FOR FORD EUROPE Pre-Tax Profit (Mils.) $(249) $(525) $(396) $(1,150) - $(1,200) Vehicle Unit Sales (000) 391 409 313 1,550 - 1,570 First Quarter * Excluding Special Items Third Quarter improved from Second Quarter, despite lower volume Restructuring and ongoing business improvements will yield much better results in 2004 2004 financial outlook to be provided in January 2004 Projected Full Year* Second Quarter Third Quarter* SLIDE 13

FULL YEAR AUTOMOTIVE COST PERFORMANCE FORECAST AT $3+ BILLION Quality Mfg. Eng Overhead Net Product D&A Pension East 1.6 1.2 1.2 0.3 -0.2 -1.1 West 0.2 $0.3 $1.6 $(1.1) $(0.2) $1.2 $1.2 Projected 2003 Costs B / (W) 2002 (Bils.)* Net Product Costs Quality Related Pension / Healthcare Deprec./ Amort. Mfg. / Engrg. Overhead * At constant volume, mix, and exchange SLIDE 14

FINANCIAL SERVICES SECTOR THIRD QUARTER 2003 PROFIT / (LOSS) Memo: B / (W) 2002 $460 $349 $26 $85 Pre-Tax Profits by Segment (Mils.) Total Ford Cred Hert Other 1995 MARKET PROFITS 943 734 180 29 Total Hertz Other Financial Services $809 $186 $1,032 $37 Ford Credit SLIDE 15

FINANCIAL SERVICES SECTOR - FORD CREDIT THIRD QUARTER RESULTS Record Third Quarter Pre-tax Profits -- $809 million Improvement in earnings primarily reflects: Lower provision for credit losses Favorable impact of the interest rate environment on borrowing costs Favorable market valuation of derivative instruments Paid $1 billion dividend SLIDE 16

2003 THIRD QUARTER AUTOMOTIVE CASH* Cash, Marketable and Loaned Securities, and VEBA Assets September 30, 2003 $26.9 $26.9 June 30, 2003 / December 31, 2002 28.7 25.3 Change in Gross Cash $(1.8) $ 1.6 Operating Related Cash Flows Automotive Pre-Tax Profits $(0.6) $ 0.1 Capital Spending (2.2) (5.6) Depreciation and Amortization 1.3 4.0 Changes in Receivables, Inventory, and Trade Payables (0.9) (1.4) U.S. Pension Contribution 0 (1.0) Capital Transactions with Financial Services Sector 1.2 2.8 Other -- Primarily Taxes, Expense and Payment Timing Differences (1.2) 1.0 Total Operating Related Before Tax Refunds $(2.4) $(0.1) Tax Refunds 0.6 1.4 Total Operating Related Cash Flows $(1.8) $ 1.3 Divestitures and Acquisitions Divestitures and Asset Sales 0.1 0.5 Capital Calls and Acquisitions 0 0 Financing Related Cash Flows Dividends to Shareholders (0.2) (0.5) All Other Financing -- Primarily Increase in Automotive Debt (0.2) 0 Cash from FIN46 Consolidations 0.3 0.3 Change in Gross Cash $(1.8) $ 1.6 * See Appendix (pages 13 and 14 of 14) for reconciliation to GAAP 3rd Qtr. (Bils.) YTD (Bils.) SLIDE 17

2003 FULL YEAR MILESTONES Planning Assumptions Industry Volume -- U.S. 16.5 million units 17.0 16.9 -- Europe 17.0 million units 16.8 16.8 Net Pricing* -- U.S. (Ford / LM) Zero Less than zero (0.9)% -- Europe (Ford) 1% (1) - (2)% (1.9)% Physicals Market Share Improve in all regions Mixed Mixed Quality Improve in all regions On Track Improved Automotive Cost Performance* Improve by at least $500 million $3+ Bils. $2.7 Bils. Capital Spending $8 billion On Track $5.6 Bils. Financial Results Automotive Income Before Taxes Breakeven (Excl. Special Items) On Track $0.1 Bils. Operating Related Cash Flow** Breakeven On Track $(0.1) Bils. Ford Credit - Improve cash contribution to Parent On Track $2.9 Bils. - Maintain managed leverage in low On Track 12.7:1 end of 13-14 to 1 range*** 2003 Milestone * Calculated at constant volume, mix, and exchange ** Excluding tax refunds; see Appendix (pages 13 and 14 of 14) for reconciliation *** See Appendix (pages 10, 11, and 12 of 14) for calculation, definitions and reconciliation Full Year Outlook Base YTD SLIDE 18

OUTLOOK FOR THE FOURTH QUARTER Fourth Quarter production mixed compared with year ago 920,000 units in North America, down 31,000 units 430,000 units in Europe, down 20,000 units 195,000 units at P.A.G., up 25,000 units High incentive spending likely to continue in U.S. and Europe Full year cost improvement of $3+ billion Implementing restructuring actions in Europe Financial Services Fourth Quarter outlook Ford Credit continued strong earnings Seasonal decline in profits at Hertz Full Year Outlook Excluding Special Items Automotive PBT > Breakeven EPS from Continuing Operations $0.95 - $1.05 SLIDE 19

SAFE HARBOR Greater price competition in the U.S. and Europe resulting from currency fluctuations, industry overcapacity or other factors; A significant decline in industry sales, particularly in the U.S. or Europe, resulting from slowing economic growth, geo-political events or other factors; Lower-than-anticipated market acceptance of new or existing products; Work stoppages at key Ford or supplier facilities or other interruptions of supplies; The discovery of defects in vehicles resulting in delays in new model launches, recall campaigns or increased warranty costs; Increased safety, emissions, fuel economy or other regulation resulting in higher costs and/or sales restrictions; Unusual or significant litigation or governmental investigations arising out of alleged defects in our products or otherwise; Worse-than-assumed economic and demographic experience for our post-retirement benefit plans (e.g., investment returns, interest rates, health care cost trends, benefit improvements); Currency or commodity price fluctuations; A market shift from truck sales in the U.S.; Economic difficulties in South America or Asia; Reduced availability of or higher prices for fuel; Labor or other constraints on our ability to restructure our business; A change in our requirements under long-term supply arrangements under which we are obligated to purchase minimum quantities or pay minimum amounts; A further credit rating downgrade; Inability to access debt or securitization markets around the world at competitive rates or in sufficient amounts; Higher-than-expected credit losses; Lower-than-anticipated residual values for leased vehicles; Increased price competition in the rental car industry and/or a general decline in business or leisure travel due to terrorist attacks, act of war or measures taken by governments in response thereto that negatively affect the travel industry; and Our inability to implement the Revitalization Plan. Statements included or incorporated by reference herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: SLIDE 20

DEFINITION OF AUTOMOTIVE SEGMENTS North America* International Europe South America* Asia Pacific Premier Automotive Group (P.A.G.) Other Other Automotive Ford, Lincoln, and Mercury brands in U.S., Canada, and Mexico Ford Brand Ford Brand Ford Brand Jaguar, Land Rover, Volvo, and Aston Martin worldwide Includes Ford share of Mazda earnings Primarily net interest Appendix (Page 1 of 14) * Beginning Fourth Quarter 2003, S. America and N. America will be realigned into a new segment, consistent with recent organization changes

THIRD QUARTER AUTOMOTIVE SUMMARY Appendix (Page 2 of 14) North America 998 783 $21.3 $17.9 $ 591 $(116) International Europe 341 313 $ 4.4 $ 4.7 $(246) $(452) South America 52 55 0.4 0.5 (243) (26) Asia Pacific 77 96 1.1 1.6 (49) 1 P.A.G. 188 163 4.9 5.6 (160) (22) Other - - - - (16) 5 Total International 658 627 $10.8 $12.4 $(714) $(494) Other Automotive - - 0.3 - (495) 1 Total Automotive 1,656 1,410 $32.4 $30.3 $(618) $(609) 2002 (000) 2003 (000) 2002 (Bils.) 2003 (Bils.) 2002 (Mils.) 2003 (Mils.) Vehicle Unit Sales Revenue Pre-Tax Profits

YEAR-TO-DATE AUTOMOTIVE SUMMARY Appendix (Page 3 of 14) North America 3,148 2,791 $65.8 $60.8 $ 1,977 $ 1,565 International Europe 1,101 1,113 $13.4 $14.9 $ (532) $(1,226) South America 139 148 1.2 1.2 (526) (126) Asia Pacific 227 260 3.1 4.3 (141) (53) P.A.G. 570 532 15.3 17.5 (352) 56 Other - - - - (3) 91 Total International 2,037 2,053 $33.0 $37.9 $(1,554) $(1,258) Other Automotive - - 0.9 - (1,008) (254) Total Automotive 5,185 4,844 $99.7 $98.7 $ (585) $ 53 2002 (000) 2003 (000) 2002 (Bils.) 2003 (Bils.) 2002 (Mils.) 2003 (Mils.) Vehicle Unit Sales Revenue Pre-Tax Profits

2003 YEAR-TO-DATE MARKET RESULTS U.S. Industry (Mils.) 16.2 16.6 18.0 16.9 (0.2) Market Share (Pct.) - Ford and Lincoln Mercury 20.0% 19.3% 18.6% 19.3% (0.6) Pts. - Premier Automotive Group 1.2 1.3 1.3 1.3 0.1 Total U.S. Market Share 21.2% 20.6% 19.9% 20.6% (0.5) Pts. Net Pricing (Pct.)* 0.2% (2.7)% (0.3)% (0.9)% - Europe Industry (Mils.) 16.6 16.7 17.2 16.8 (0.3) Market Share (Pct.) - Ford 9.2% 8.7% 8.6% 8.8% 0.1 Pts. - Premier Automotive Group 2.1 2.1 2.1 2.1 (0.1) Total Europe Market Share 11.3% 10.8% 10.7% 10.9% 0 Pts. Net Pricing* (1.4)% (2.6)% (1.6)% (1.9)% - Other Regions Ford Brand Market Share (Pct.) - Brazil 10.5% 11.7% 12.1% 11.4% 2.0 Pts. - Australia 14.2 13.6 14.7 14.2 1.2 * Excludes P.A.G. brand vehicles; calculated at constant volume and exchange First Quarter Second Quarter Third Quarter Amount B / (W) 2002 Year To Date Appendix (Page 4 of 14)

PRODUCTION VOLUMES North America 786 (165) 920 (31) Europe 337 (20) 430 (20) P.A.G. 145 (9) 195 25 Units (000) Actual Appendix (Page 5 of 14) Third Quarter B / (W) 2002 (000) Units (000) Fourth Quarter Forecast B / (W) 2002 (000) 2003

RECONCILIATION OF NET PRICING TO CHANGE IN AUTOMOTIVE SALES Appendix (Page 6 of 14) Automotive Sales 2003 $17,876 $22,830 $4,670 $14,920 $60,789 $21,780 $14,889 $13,377 2002 21,258 21,322 4,378 12,839 65,818 20,915 13,397 12,168 2003 B / (W) $ (3,382) $ 1,508 $ 292 $ 2,081 $ (5,029) $ 865 $ 1,492 $ 1,209 Than 2002 Memo: Change in 7.1% 16.2% 4.1% 9.9 % Automotive Sales Explanation of Change (Pct.) Mix, Exchange, Other 4.7% 12.3% 4.2% 10.0 % Net Pricing (0.3) (1.6) (0.9) (1.9) Effect of FIN46 2.7 5.5 0.8 1.8 Total 7.1% 16.2% 4.1% 9.9 % North America (Mils.) (Per Unit) Third Quarter Europe (Per Unit) (Mils.) North America (Mils.) (Per Unit) Year to Date Europe (Per Unit) (Mils.)

2003 U.S. MARKET DATA Appendix (Page 7 of 14) Sales Mix (Ford / LM) Fleet Sales (Pct. of Total) 28% 27% 16% 24% 1 Pts. Red Carpet Lease (Pct. of Total) 7 5 4 5 (7) Red Carpet Lease (Pct. of Retail) 10 7 5 7 (8) Inventory Days' Supply (Ford / LM) Car 66 67 70 70 2 Truck 95 86 66 66 (2) Average 84 80 67 67 (1) First Quarter Third Quarter Amount Second Quarter B / (W) 2002 Year to Date

COSTS AND EXPENSES AUTOMOTIVE SECTOR Appendix (Page 8 of 14) Total Cost and Expenses $33,035 $30,973 $2,062 $99,876 $98,526 $1,350 Select Cost Items Included Above: Depreciation $ 645 $ 722 $ (77) $1,864 $2,059 $(195) Amortization 580 580 0 1,803 1,932 (129) Selling and Admin. 2,410 2,466 (56) 6,961 7,133 (172) Post-Retirement Expense 501 815 (314) 1,561 2,403 (842) 2002 (Mils.) 2003 (Mils.) 2003 B / (W) 2002 (Mils.) Third Quarter 2002 (Mils.) 2003 (Mils.) 2003 B / (W) 2002 (Mils.) Year to Date

Receivables (Bils.) On-Balance Sheet $136 $132 * Off-Balance Sheet 66 49 Managed $202 $181 Credit Losses (Mils.) On-Balance Sheet $591 $466 Managed 706 679 Loss-to-Receivables Ratio On-Balance Sheet 1.71% 1.52% Managed - U.S. Retail and Lease 1.51 1.86 - Worldwide Total 1.39 1.47 Allow. for Credit Losses - Worldwide Amount (Bils.) $3.2 $3.2 - Pct. Of EOP Receivables 2.33% 2.43 % Leverage (To 1)*** Financial Statement 10.3 12.0 Managed 12.9 12.7 * Includes receivables sold in certain securitizations; see Appendix (pages 10, 11, 12 of 14) ** Includes credit losses on reacquired receivables; 1.40% excluding credit losses on reacquired receivables *** See Appendix (pages 10, 11, 12 of 14) for calculation, definitions and reconciliation 2002 2003 Third Quarter Key Metrics Net Income (Mils.) $294 $504 ROE 8.5% 15.8% 2002 2003 East 459 809 $460 $809 Pre-Tax Profit (Mils.) 3rd Qtr. 2002 3rd Qtr. 2003 ** FORD CREDIT RESULTS AND METRICS Appendix (Page 9 of 14)

FORD CREDIT KEY METRIC DEFINITIONS Appendix (Page 10 of 14) In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below. Information about the impact of on-balance sheet securitization is also included below : Managed Receivables - receivables reported on Ford Credit's balance sheet and receivables Ford Credit sold in off-balance-sheet securitizations and continues to service Serviced-Only Receivables - receivables Ford Credit sold in whole-loan sale transactions where Ford Credit retained no interest but continues to service Serviced Receivables - includes managed receivables and serviced-only receivables Managed Credit Losses - credit losses associated with receivables reported on Ford Credit's balance sheet plus credit losses associated with receivables Ford Credit sold in off-balance sheet securitizations and continues to service Overborrowing - proceeds generated from funding transactions in excess of immediate funding needs Impact of On-Balance Sheet Securitization - retail installment receivables reported on Ford Credit's balance sheet include receivables sold for legal purposes to Ford Credit-sponsored special purpose entities in securitizations. These receivables are available only to pay securitization investors and other participants and are not available to pay the obligations of Ford Credit or the claims of Ford Credit's creditors. Debt reported on Ford Credit's balance sheet includes debt issued to securitization investors which is payable solely out of collections on the receivables supporting the securitization and is not the legal obligation of Ford Credit

FORD CREDIT RATIO DEFINITIONS Appendix (Page 11 of 14) In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below: Leverage: Total Debt - Financial Statement Leverage = Equity Total Debt Securitized Receivables Cash and Cash Equivalents SFAS No. 133 Adjustments on Total Debt Equity Minority Interest SFAS No. 133 Adjustment on Equity - Managed Leverage + - - - = + - Retained Interest in Securitized Receivables Credit Losses = + Losses on Reacquired Receivables Average Net Receivables Loss-to-Receivables Ratio

FORD CREDIT RECONCILIATIONS OF MANAGED LEVERAGE TO FINANCIAL STATEMENT LEVERAGE Sept. 30, 2002 (Bils.) Sept. 30, 2003 (Bils.) Leverage Calculation * Appendix (Page 12 of 14) Total Debt $140.3 $149.6 Total Securitized Receivables Outstanding 65.8 48.8 Retained Interest in Securitized Receivables (9.7) (10.2) Adjustments for Cash and Cash Equivalents (7.1) (20.3) Adjustments for SFAS 133 (6.0) (5.4) Adjusted Debt $183.3 $162.5 Total Stockholder's Equity (incl. minority interest) $13.7 $12.5 Adjustments for SFAS 133 0.5 0.3 Adjusted Equity $14.2 $12.8 Managed Leverage to 1** 12.9 12.7 Financial Statement Leverage = Total Debt / Equity 10.3 12.0 * Includes $9.2 billion of debt issued by FCAR which is payable solely out of collections of receivables underlying FCAR's assets and is not the obligation of Ford Credit ** Adjusted Debt / Adjusted Equity

AUTOMOTIVE GROSS CASH RECONCILIATION TO GAAP Cash and Cash Equivalents $ 5.2 $ 6.8 $ 1.6 * $ 8.7 Marketable Securities 17.4 12.2 (5.2) 16.1 Loaned Securities 0 7.0 7.0 0 Total Cash / Market. Sec. $22.6 $26.0 $ 3.4 $24.8 VEBA 2.7 0.9 (1.8) 0.9 Gross Cash $25.3 $26.9 $ 1.6 $25.7 * Automotive cash flow as shown in our sector statement of cash flows Dec. 31 2002 (Bils.) Sept. 30 2003 (Bils.) Sept. 30, 2003 B / (W) Dec 31, 2002 (Bils.) Appendix (Page 13 of 14) Memo: Sept. 30 2002 (Bils.) $1.2

AUTOMOTIVE OPERATING RELATED CASH FLOWS RECONCILIATION TO GAAP Cash Flows from Operating Activities before Securities $ 5.7 $(0.9) $ 4.9 Trading* Items Included in Operating-Related Cash Flows Capital Transactions with Financial Services Sector $ 1.7 $1.2 $ 2.8 Capital Expenditures (3.4) (2.2) (5.6) Net Transactions Between Automotive and (0.3) 0.7 0.4 Financial Services Sectors** Other, Primarily Exclusion of Inflow from VEBA Drawdown (0.6) (0.6) (1.2) Total Reconciling Items $(2.6) $(0.9) $(3.6) Operating Related Cash Flows $ 3.1 $(1.8) $ 1.3 * As shown in our sector statement of cash flows for Automotive ** Primarily payables and receivables between the sectors in the normal course of business, as shown in our sector statement of cash flows YTD (Bils.) Appendix (Page 14 of 14) 3rd Qtr. (Bils.) 1st Half. (Bils.) 2003